POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the

undersigned, a member of the Board of Directors of

Advanced Medical Optics, Inc., a Delaware corporation

(the "Company"), does hereby nominate, constitute and

appoint Aimee S. Weisner and Diane W. Biagianti, or

any one or more of them, his true and lawful attorneys

and agents to do any and all acts and things and execute

and file any and all instruments which said attorneys and

agents, or any of them, may deem necessary or advisable

to enable the undersigned (in his individual capacity or

in a fiduciary or any other capacity) to comply with the

Securities Exchange Act of 1934, as amended (the "Act"),

and any requirements of the Securities and Exchange

Commission in respect thereof, in connection with the

preparation, execution and filing of any report or

statement of beneficial ownership or changes in beneficial

ownership of securities of the Company that the

undersigned (in his individual capacity or in a fiduciary

or any other capacity) may be required to file pursuant to

Section 16(a) of the Act, including specifically, but

without limitation, full power and authority to sign the

undersigned's name, in his individual capacity or in a

fiduciary or any other capacity, to any report or statement

on Form 3, Form 4 or Form 5 or to any amendment thereto,

or any form or forms adopted by the Securities and Exchange

Commission in lieu thereof or in addition thereto, hereby

ratifying and confirming all that said attorneys and agents,

or any of them, shall do or cause to be done by virtue thereof.

This authorization shall supersede all prior authorizations to act for the undersigned with respect to securities of the

Company in these matters, which prior authorizations are

hereby revoked, and shall survive the termination of the

undersigned's status as a member of the Board of Directors

of the Company and remain in effect thereafter for so long

as the undersigned (in his individual capacity or in a

fiduciary or any other capacity) has any obligation under

Section 16 of the Act with respect to securities of the Company.

IN WITNESS WHEREOF, I have hereunto set my hand

this 3rd day of December, 2007

/s/ DANIEL J. HEINRICH

DANIEL J. HEINRICH